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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          May 26, 2000
                                                --------------------------------

                                quepasa.com, inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

        0-25565                                              86-0879433
------------------------                            ----------------------------
(Commission File Number)                            (IRS Employee Identification
                                                                No.)

400 E. Van Buren, Fourth Floor, Phoenix, Arizona               85004
------------------------------------------------             ----------
    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code       (602) 716-0100
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         The Registrant has retained the investment banking firm of Friedman, Billings, Ramsey & Co., Inc. as discussed in the News Release dated May 26, 2000, which is attached as Exhibit 20.1.

ITEM 7.  EXHIBITS.

         (c)      Exhibits

                       Exhibit Number                      Description
                       --------------                      -----------
                           20.1             quepasa.com News Release dated May 26, 2000


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        quepasa.com, inc.
                                                 -------------------------------
                                                          (Registrant)

Date:  June 13, 2000

                                                 By:   /s/ JUAN C. GALAN
                                                    ----------------------------
                                                       Juan C. Galan
                                                       Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit Number                    Description
--------------                    -----------
     20.1           quepasa.com News Release dated May 26, 2000